AGORADEPOSITOR II, LLC ABS-15G

Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Agora Data, Inc. (the “Company”)

Capital One Securities, Inc.
(together, the “Specified Parties”)

Re: AgoraCapital Auto Securities Trust 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “ACAST 2025-1 Initial Loan Tape_As of 12.31.2024.xlsx” provided by the Company on January 14, 2025, containing information on 6,603 underlying automotive loan agreements (the “Loans”) as of December 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by AgoraCapital Auto Securities Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1% respectively.

●	The term “Cutoff Date” means December 31, 2024.

●	The term “Loan Agreements” means contracts provided by the Company for each of the Selected Loans (defined below). We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Agreements by the borrower(s).

●	The term “Credit Reports” means screenshots containing the borrowers’ credit scores provided by the Company.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

●	The term “Waterfall Key” means an electronic data file entitled “ACAST 2025-1 KPMG Selected Sample (150 records)ScoreWaterfall(dt)v.1 (edits ja).xlsx” provided by the Company on January 29, 2025, containing information on attribute #7 listed in Exhibit A.

●	The term “Source Documents” means the Loan Agreements, Credit Reports, and Waterfall Key. The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing system.

●	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Source Documents/Instructions” column of Exhibit A.

●	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.	For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Irvine, California
March 14, 2025

Exhibit A

#	Attribute (Name in Data File)	Source Documents / Instructions
1	Contract ID	Unique identifier for information purposes only.
2	VIN	Loan Agreements
3	Amount Financed	Loan Agreements
4	Monthly Payment	Loan Agreements
5	Original Term (in months)	Loan Agreements
6	First Payment Date	Loan Agreements
7	FICO	Credit Reports, Waterfall Key
8	Vehicle Make	Loan Agreements
9	Vehicle Model	Loan Agreements
10	Vehicle Year	Loan Agreements
11	APR	Loan Agreements
12	Contract Date	Loan Agreements